                                                                 EXHIBIT 10.22.6

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                          INTERCREDITOR AND COLLATERAL
                                AGENCY AGREEMENT


                          dated as of November 29, 2000


                                  by and among


                    The Parties Listed on Schedule I hereto,
                               as the Noteholders,


                            Wilmington Trust Company,
                    as Collateral Agent for the Noteholders,


                          Probex Fluids Recovery, Inc.,
                                  as Borrower,


                                       and


                                   Probex Corp
                                  as Guarantor


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

ARTICLE I.
         DEFINITIONS AND OTHER MATTERS.......................................1
   1.1.       Definitions....................................................1

ARTICLE II.
         REPRESENTATIONS AND WARRANTIES......................................6
   2.1.       Representations and Warranties.................................6

ARTICLE III.
         ACTIONS BY COLLATERAL AGENT, PROCEEDS...............................7
   3.1.       Instructions by Noteholders....................................7
   3.2.       Duty of the Collateral Agent...................................7
   3.3.       Application of Proceeds........................................8
   3.4.       Payments by Collateral Agent..................................10
   3.5.       Notices, Etc..................................................10
   3.6.       Pro Rata Treatment............................................10
   3.7.       Bankruptcy Preferences........................................10
   3.8.       Property of Obligors..........................................11
   3.9.       Marshaling....................................................11
   3.10.      Release of Collateral.........................................11
   3.11.      Enforcement of Remedies.......................................11
   3.12.      Voting in Bankruptcy..........................................12
   3.13.      Cooperation; Accountings......................................12
   3.14.      Emergency Actions.............................................12
   3.15.      Application of Insurance Proceeds.............................12
   3.16.      Cooperation...................................................12

ARTICLE IV.
         THE COLLATERAL AGENT...............................................13
   4.1.       Appointment and Powers of Collateral Agent....................13
   4.2.       Custody of Collateral Documents...............................14
   4.3.       Limitations on Responsibility of Collateral Agent.............14
   4.4.       Co-Collateral Agent or Separate Collateral Agent..............15
   4.5.       Certain Rights of the Collateral Agent........................16
   4.6.       Collateral Agent's Reimbursements And Indemnification.........16
   4.7.       The Collateral Agent in its Individual Capacity...............17
   4.8.       Successor Collateral Agent....................................17
   4.9.       Independent Action............................................18
   4.10.      Fees..........................................................18

ARTICLE V.
         MISCELLANEOUS......................................................18
   5.1.       Notice of Actions.............................................18
   5.2.       Termination...................................................19
   5.3.       Notices, Etc..................................................19
   5.4.       Payment Of Expenses, Indemnities, Etc.........................19


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


   5.5.       Applicable Law................................................19
   5.6.       Execution in Counterparts.....................................20
   5.7.       Severability..................................................20
   5.8.       Authority.....................................................20
   5.9.       Conflict With Loan Documents..................................20
   5.10.      Benefit of Agreement; Limitation on Assignment................20
   5.11.      Amendments, etc...............................................20
   5.12.      No Further Agreements.........................................21

Schedules:
Schedule I: The Noteholders


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


                  INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

         This Intercreditor and Collateral Agency Agreement dated as of November 29, 2000 ("Agreement") is among Probex Fluids Recovery, Inc., a Delaware corporation ("Borrower"), Probex Corp., a Delaware corporation (the "Guarantor"), the investors set forth in Schedule I (together with their successors and assigns and including any holder of Notes (as defined below), collectively referred to herein as the "Noteholders"), and Wilmington Trust Company, ("Collateral Agent"), as Collateral Agent.


                                  INTRODUCTION

         A. The Borrower has issued certain 7% Senior Secured Convertible Notes due November 28, 2004 in the aggregate original principal amount of $12,500,000 (each a "Note", and collectively, the "Notes") to the Noteholders pursuant to the Note Purchase Agreement of even date herewith (the "Note Purchase Agreement") by and among the Borrower, the Guarantor, the Noteholders and the Collateral Agent.

         B. As additional support for the obligations owing by the Borrower to the Noteholders, the Guarantor has executed and delivered the Guaranty Agreement (defined below).

         C. To secure the obligations owing to the Noteholders under the Note Purchase Agreement, the Guaranty Agreement and the Notes, the Borrower and Guarantor have executed and delivered the Collateral Documents (as defined below) granting to the Collateral Agent for the benefit of the Noteholders (collectively, the "Noteholders") a lien on and security interest in the Collateral (as defined below).

         D. The Borrower and the Noteholders desire to enter into this Agreement
(1) to establish the relative rights of the Noteholders with respect to payment of the respective obligations owed by the Borrower and the Guarantor arising under and pursuant to the Collateral Documents, (2) to agree as to the exercise of certain remedies, (3) to appoint Wilmington Trust Company as collateral agent for the benefit of the Noteholders for the purposes of administering the Collateral Documents and holding a security interest in and lien upon the Collateral for the benefit of the Noteholders and apportioning payments among the Noteholders, and (4) for other purposes as set forth herein.

         Therefore, the Borrower, the Guarantor, the Collateral Agent and the Noteholders hereby agree as follows:

                                   ARTICLE I.

                          DEFINITIONS AND OTHER MATTERS

         1.1. Definitions. (a) The terms defined above shall have the meanings set forth above; and (b) the following terms shall have the following meanings (unless otherwise indicated, such meanings to be equally applicable to both the singular and plural forms of the terms defined):


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         "Affiliate" means, as to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person or any Subsidiary of such Person. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of a Control Percentage, by contract or otherwise.

         "Agreement" shall have the meaning set forth in the introductory paragraph.

         "Bankruptcy Proceeding" shall mean, with respect to any Person, a general assignment by such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as a debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

         "Borrower" shall have the meaning set forth in the introductory paragraph.

         "Collateral" collectively, means all of the "Collateral" as set forth in each of the Collateral Documents.

         "Collateral Agent" means Wilmington Trust Company in its capacity as collateral agent for the benefit of the Noteholders under this Agreement, together with all successors and assigns in such capacity under the terms of this Agreement.

         "Collateral Documents" means (a) this Agreement, the Pledge Agreement, the Security Agreement, the Guaranty Agreement, and (b) each other agreement, instrument or document executed at any time in connection with or as security for the Indebtedness.

         "Control Percentage" means, with respect to any Person, the percentage of the outstanding capital stock of such Person having ordinary voting power which gives the direct or indirect holder of such stock the power to elect a majority of the Board of Directors of such Person.

         "Default" means (a) an Event of Default or (b) any event or condition which with notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Dollar Equivalent" means the equivalent in another currency of an amount in Dollars to be determined by reference to the rate of exchange quoted by The Wall Street Journal on the date of determination, for the spot purchase in the foreign exchange market of such amount of Dollars with such other currency.

         "Dollars" and "$" means lawful money of the United States of America.


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         "Eligible Agent" means either a Noteholder or (a) a commercial bank or trust company organized under the laws of the United States, or any State thereof, and having primary capital of not less than $50,000,000, and (b) which is authorized under the laws of the jurisdiction of its incorporation or organization to assume the function of the Collateral Agent. In addition, any successor to the Collateral Agent shall be approved by the Requisite Noteholders.

         "Event of Default" means an Event of Default under the Note Purchase Agreement.

         "FDIC" means Federal Deposit Insurance Corporation.

         "Financing Documents" means, collectively, Note Purchase Agreement, the Notes, the Guaranty Agreement, and the Collateral Documents and each other agreement, document or instrument executed or delivered in connection with or as security for the Indebtedness.

         "Governmental Authority" means any foreign governmental authority, including Canada and any of the provinces thereof, the United States of America, any State of the United States of America and any subdivision of any of the foregoing, and any agency, department, commission, board, authority or instrumentality, bureau or court having jurisdiction over any Noteholder, the Borrower, or the Guarantor or any of their respective Properties.

         "Guarantor" means Probex Corp., a Delaware corporation.

         "Indebtedness" means, collectively, (a) all indebtedness, fees, interest, indemnity amounts and other amounts payable by the Borrower or the Guarantor under the Note Purchase Agreement (as such Note Purchase Agreement may be amended from time to time), the Notes, the Guaranty Agreement and the Collateral Documents plus (b) all other amounts owing in connection with the Financing Documents, including, but not limited to, (i) all other sums of money which may be hereafter paid or advanced by the Collateral Agent, or the Noteholders under the terms and provisions of the Note Purchase Agreement, this Agreement or the other Collateral Documents, and (ii) amounts owing in connection with the administration, protection and exercise of remedies with respect to the Financing Documents.

         "Legal Requirement" means any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or official interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority, including, but not limited to, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such


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Person (including in the case of capital stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "Liquid Investments" means:

         (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States maturing within one year from the date of acquisition of the instrument evidencing such obligations;

         (b) (i) negotiable or nonnegotiable certificates of deposit, time deposits, or other similar banking arrangements maturing within 180 days from the date of acquisition thereof ("bank debt securities"), issued by any bank or trust company which has a combined capital surplus and undivided profit of not less than $50,000,000 or the Dollar Equivalent thereof, if at the time of deposit or purchase, such bank debt securities are rated not less than "A-2" (or the then equivalent) by the rating service of Standard & Poor's Corporation or not less than "P-2" by Moody's Investors Service, Inc. and (ii) commercial paper issued by any Person if at the time of purchase such commercial paper is rated not less than "A-2" (or the then equivalent) by the rating service of Standard & Poor's Corporation or not less than "P-2" (or the then equivalent) by the rating service of Moody's Investors Service, Inc., or upon the discontinuance of both of such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower with the consent of the Requisite Noteholders; and

         (c) repurchase agreements relating to investments described in clauses (a) and (b) above with a market value at least equal to the consideration paid in connection therewith, with any Person who regularly engages in the business of entering into repurchase agreements and has a combined capital surplus and undivided profit of not less than $50,000,000 or the Dollar Equivalent thereof, if at the time of entering into such agreement the debt securities of such Person are rated not less than "A-2" (or the then equivalent) by the rating service of Standard & Poor's Corporation or not less than "P-2" by Moody's Investors Service, Inc.

         "Guaranty Agreement" means the Guaranty Agreement executed by the Guarantor in favor of the Noteholders guaranteeing all of the Indebtedness (as the same may be modified, amended, renewed or extended from time to time).

         "Majority Noteholders" means, at any time, the holders of more than 50% of the outstanding principal amount of the Notes.

         "Note" and "Notes" shall have the meaning set forth in the Recitals.

         "Note Purchase Agreement" shall have the meaning set forth in the Recitals.

         "Noteholders" shall have the meaning set forth in the introductory paragraph.


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         "Obligors" means, collectively, the Borrower and the Guarantor, and
"Obligor" means any of them.

         "Person" means an individual, partnership, limited liability partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof or any trustee, receiver, custodian or similar official.

         "Pledge Agreement" means a Pledge Agreement in substantially the form and substance attached as Exhibit 4.2(l) to the Note Purchase Agreement and executed by Probex and the Borrower and the Guarantor to secure the Indebtedness.

         "Pro Rata Share" means, at any time with respect to any Noteholder, the ratio of (a) the aggregate outstanding principal amount of the Indebtedness due and payable and owing to such Noteholder at such time to (b) the aggregate outstanding principal amount of the Indebtedness due and payable and owing to all the Noteholders at such time.

         "Proceeds" shall mean all cash and other Property received by the Collateral Agent or any of the Noteholders from or for the account of any Obligor or under any of the Collateral Documents, from whatever source, including, without limitation, the exercise of the right of setoff.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Requisite Noteholders" means (i) prior to the occurrence of an Event of Default and provided no Event of Default has occurred and is continuing, the Majority Noteholders, or (ii) after the occurrence and during the continuation of an Event of Default, the Noteholders holding more than 66-2/3% of the aggregate outstanding principal amount of the Notes.

         "Security Agreement" means the Security Agreement in substantially the form and substance attached as Exhibit 4.2(k) to the Note Purchase Agreement and executed by the Borrower or the Guarantor to secure all or a portion of the Indebtedness.

         "Securities Intermediary" means a clearing corporation; or a person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

         "Shared Proceeds" means (i) all Proceeds received from the sale or disposition of all or substantially all of the Collateral, (ii) all Proceeds received from any insurance policy as a result of any casualty event involving the Collateral and which shall not have been disbursed to the Company to be reinvested in replacement assets and (iii) all Proceeds received from the sale or disposition of any Collateral in violation or breach of the Note Purchase Agreement or the Collateral Documents.

         "Triggering Event" means (a) the occurrence and continuance of a Bankruptcy Proceeding or (b) receipt by the Collateral Agent of written notice from any Noteholder


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stating that an Event of Default has occurred and is continuing under the Note
Purchase Agreement, any Note or any of the Collateral Documents, as applicable.

                                  ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

         2.1. Representations and Warranties.

                  (a) Each of the Noteholders represents and warrants to the other parties hereto that:

                           (i) it (i) is either (w) a natural person who is an "accredited investor" as that term is defined in Section 501 of Regulation D of the Securities Act of 1933, (x) a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation, (y) a national banking association duly incorporated and existing under the laws of the United States of America or (z) a New York banking organization duly organized, validly existing and in good standing under the laws of the State of New York, and (ii) has all requisite power (corporate or otherwise) to own its property and conduct its business as now conducted and as presently contemplated;

                           (ii) the execution, delivery and performance by such Noteholder of this Agreement has been authorized by all necessary proceedings (corporate or otherwise) and does not and will not contravene any provision of law, its charter or by-laws or any amendment thereof, or of any indenture, agreement, instrument or undertaking binding upon such Noteholder; and

                           (iii) the execution, delivery and performance by such Noteholder of this Agreement will result in a valid and legally binding obligation of such Noteholder enforceable in accordance with its terms.

                  (b) The Collateral Agent hereby represents and warrants that:

                           (i) the Collateral Agent is duly organized, validly existing and in good standing under the laws of Delaware;

                           (ii) the Collateral Agent has full power, authority and legal right to execute, deliver, and perform this Agreement and the Collateral Documents and has taken all necessary corporate action to authorize the execution, delivery, and performance by it of this Agreement and the Collateral Documents to which it is a party;

                           (iii) the execution, delivery and performance by the Collateral Agent of this Agreement and the Collateral Documents to which it is a party will not contravene any law, rule or regulation of the State of Delaware or the United States of America governing the banking and trust powers of Wilmington Trust Company or any State of Delaware or United States federal


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         governmental authority or agency regulating the Collateral Agent under such laws, rules or regulations or any judgment or order applicable to or binding on the Collateral Agent and will not contravene or result in any breach of, or constitute a default under, the Collateral Agent's by-laws or the provision of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties is bound;

                           (iv) the execution, delivery and performance by the Collateral Agent of this Agreement and the Collateral Documents to which it is a party will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any State of Delaware or United States federal governmental authority or agency regulating the banking and trust powers of the Collateral Agent; and

                           (v) this Agreement and the Collateral Documents to which it is a party have been duly executed and delivered by the Collateral Agent and constitute the legal, valid, and binding agreements of the Collateral Agent, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                                  ARTICLE III.

                      ACTIONS BY COLLATERAL AGENT, PROCEEDS

         3.1. Instructions by Noteholders. Upon the written instruction of the Requisite Noteholders and provided it has been indemnified in accordance with
Section 3.2 and Section 4.3, the Collateral Agent shall (a) subject to Section 3.11, take or direct any action provided for in the Collateral Documents or proceed to enforce, or direct the enforcement of, consistent with the Collateral Documents and applicable law, the rights or powers provided in the Collateral Documents and under applicable law for the benefit of the Noteholders and shall give such notice or direction or shall take such action or exercise such right or power hereunder or under any of the Collateral Documents incidental thereto as shall be reasonably specified in such instructions and consistent with the terms of the Collateral Documents and this Agreement and (b) execute such instruments or agreements or take such other action in connection with the enforcement of the Collateral Documents as may be deemed reasonably necessary or appropriate by the Requisite Noteholders and consistent with the terms of the Collateral Documents and this Agreement. Such action may include, but is not limited to (i) the giving of any notice, approval, consent or waiver which may be called for under the Collateral Documents, (ii) the requiring of the execution and delivery of additional Collateral Documents, and (iii) employing agents or directing trustees in order to accomplish the actions requested.

         3.2. Duty of the Collateral Agent. (a) The Collateral Agent shall not be obligated to follow any instructions of any one or more of the Noteholders if
(i) such


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instructions conflict with the provisions of this Agreement or any other
Collateral Document or any Legal Requirement or (ii) the Collateral Agent has not been adequately indemnified to its reasonable satisfaction. Nothing in this
Article III shall impair the right of the Collateral Agent in its discretion to take any action, to the extent that the consent of any of the Noteholders is not required, which it deems proper and which is not inconsistent with any reasonable and proper instruction given by the Noteholders as provided for herein and which is not illegal or inconsistent with the terms and provisions of any Collateral Document. Notwithstanding any of the foregoing, the Collateral Agent shall have no duty to take or refrain from taking any action unless explicitly required herein.

         (b) Beyond its duties under applicable law or expressly provided herein or in any Collateral Document and its duties to account to the Noteholders or the Obligors for monies and other Property received by it hereunder or under any Collateral Document, the Collateral Agent shall not have any implied duty to any Obligor or to the Noteholders as to any Property belonging to an Obligor (whether or not the same constitutes Collateral) in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         3.3. Application of Proceeds. (a) All amounts owing to the Noteholders with respect to the Indebtedness shall be secured by the Collateral according to their respective Pro Rata Share without distinction as to whether some Indebtedness is then due and payable and other Indebtedness is not then due and payable. Upon the receipt by any Noteholder or the Collateral Agent of Shared Proceeds at any time or upon the receipt by any Noteholder or the Collateral Agent of any proceeds after the occurrence and during the continuance of a Triggering Event, the Noteholders agree that the proceeds thereof shall be in each such case delivered to the Collateral Agent and after the occurrence of a Triggering Event be applied (a) first, to the amounts owing to the Collateral Agent by the Obligors or the Noteholders solely in its capacity as Collateral Agent hereunder pursuant to this Agreement or the Collateral Documents, including, without limitation, costs and expenses incurred by the Collateral Agent in connection with any action taken or proceeding brought, including reasonable legal expenses, attorneys' fees, taxes and assessments; (b) second, ratably, to the payment of all amounts of interest outstanding which constitute the Indebtedness according to the aggregate amounts of such interest then owing to each Noteholder; (c) third, ratably to all amounts of principal outstanding under the Indebtedness according to the aggregate amounts of such principal then owing to each Noteholder; (d) fourth, ratably to all other amounts then due to the Noteholders under the Note Purchase Agreement and the Guaranty Agreement (including fees, expenses, commitment fees and letter of credit fees owing by Borrower or the Guarantor in respect of the Indebtedness), (e) fifth, to the payment of any costs, agents fees, expenses or other amounts owing with respect to the Indebtedness, and (f) sixth, the balance, if any, shall be returned to the Obligors or such other Persons as are entitled thereto. Upon the request of the Collateral Agent prior to any distribution under this Section 3.3, each Noteholder shall provide to the Collateral Agent certificates, in form and substance reasonably satisfactory to the Collateral Agent, setting forth the respective


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amounts referred to in clauses (b) through (e) above which each such Noteholder believes it is entitled to receive.

                  (b) The Collateral Agent shall promptly give the Noteholders notice of the receipt of such Proceeds or Shared Proceeds, as applicable. Upon receipt of any such Proceeds or Shared Proceeds, the Collateral Agent shall, until a Triggering Event shall have occurred and be continuing, either:

                           (A) invest and reinvest funds held by the Collateral
Agent in accordance with the written direction of the Requisite Holders;

                           (B) If not otherwise specifically directed by the
Requisite Holders, the Collateral Agent shall invest and reinvest cash balances held by the Collateral Agent in the U.S. Government Portfolio of the Wilmington family of mutual funds or any other similar mutual fund for which the Collateral Agent or any affiliate of the Collateral Agent may serve as investment advisor or other service provider. The parties acknowledge that shares in such mutual fund are not obligations of Wilmington Trust Company or Wilmington Trust Corporation, are not deposits and are not insured by the FDIC. The Collateral Agent or its affiliates may be compensated by the mutual fund for services rendered in its capacity as investment advisor or other service provider, and such compensation is both described in detail in the prospectus for the fund, and is in addition to compensation paid to Wilmington Trust Company in its capacity as the Collateral Agent hereunder. The Collateral Agent shall not be accountable or liable for any losses on investments made in accordance with this Agreement; or

                           (C) if requested by the Borrower, apply such Proceeds
to the Indebtedness in accordance with Section 3.3(a).

         After the occurrence and the continuance of a Triggering Event, the Collateral Agent shall promptly give the Noteholders notice of such Triggering Event and request a notice from each regarding the outstanding Indebtedness and the Noteholders shall promptly after receiving such notice, in turn notify the Collateral Agent of the amount of Indebtedness owing to each Noteholder. After the Collateral Agent receives such notices from the Noteholders (and provided such Triggering Event shall still be continuing), all Proceeds and Shared Proceeds deposited with the Collateral Agent shall be promptly disbursed by the Collateral Agent in accordance with Section 3.3(a).

                  (c) (i) All payments (other than Shared Proceeds) made to the Noteholders before the occurrence and continuance of a Triggering Event and (ii) all Proceeds (other than Shared Proceeds) received by the Noteholders from the sale or disposition of Collateral may, in each case, be applied by the recipient thereof as provided in the Note Purchase Agreement and its respective Note. Notwithstanding the preceding sentence, (A) all Proceeds received by any Noteholder after the occurrence and during the continuance of a Triggering Event, and (B) all Shared Proceeds (regardless of whether a Triggering Event shall have occurred and be continuing) shall, in each case, be delivered to the Collateral Agent and held as cash collateral for the Indebtedness (or applied) in accordance with Section 3.3(a).


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


         3.4. Payments by Collateral Agent. All payments by the Collateral Agent hereunder shall be delivered to the Noteholders at the locations designated by the Noteholders in the Note Purchase Agreement, or as otherwise designated to the Collateral Agent in writing.

         3.5. Notices, Etc. under Related Documents. The Noteholders shall promptly deliver to the Collateral Agent copies of each written notice received by it from the Borrower or the Guarantor which specifically indicates the existence of a Default or Event of Default under its Indebtedness. In addition, each of the Noteholders agree to send to the Collateral Agent copies of any notices sent to the Borrower or the Guarantor notifying it that a Default or Event of Default under its Indebtedness has occurred. The Collateral Agent shall send to the Noteholders promptly upon receipt thereof, duplicates or copies of all material notices, requests and other instruments received by the Collateral Agent in connection with this Agreement or any Collateral Document.

         3.6. Pro Rata Treatment. The Agent and the Noteholders hereby agree that (a) prior to the occurrence and continuance of a Triggering Event, each Noteholder shall be entitled to receive and retain for its own account scheduled payments and prepayments (whether voluntary or mandatory) of principal, interest, indemnities, fees and premium, if any, all in compliance with the Note Purchase Agreement (other than any such amounts received from Shared Proceeds),
(b) all Shared Proceeds received by any Noteholder whether or not prior to the occurrence and continuance of a Triggering Event shall be turned over to the Collateral Agent and shared by the Noteholders in accordance with the respective Pro Rata Shares held by each of them and in accordance with Section 3.3(a), and
(c) after the occurrence and during the continuance of a Triggering Event, each payment, prepayment, distribution of cash or other Property received for the account of any Obligor in respect of such Indebtedness, or for the account of any other Person or guarantor thereof with respect to such Indebtedness (including any Proceeds or Shared Proceeds) shall be turned over to the Collateral Agent and shared by the Noteholders in accordance with the respective Pro Rata Shares held by each of them and in accordance with Section 3.3(a). In the event that any Noteholder shall obtain payment after the occurrence and during the continuance of a Triggering Event, whether in whole or in part, from any source in respect of its Indebtedness, including without limitation payments by reason of the exercise of its right of offset, banker's lien, general lien or counterclaim, or receipt of Proceeds under the Guaranty Agreement, such Noteholder shall promptly pay to the Collateral Agent such amount for application in accordance with Section 3.3(a).

         3.7. Bankruptcy Preferences. (a) If any payment actually received by any Noteholder is subsequently invalidated, declared to be fraudulent or preferential or set aside and is required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or Federal law, common law, or equitable cause, then each other Noteholder shall pay to such Noteholder upon demand an amount equal to its Pro Rata Share of the payment set aside or otherwise invalidated to the extent that such payment was derived from Collateral or the proceeds of Collateral and the obligation of the Borrower or other Obligor making such invalidated payment shall be restored as if such payment had never been made.

                  (b) Each of the Noteholders hereby agrees that any Shared Proceeds, Proceeds received after the occurrence and continuance of a Triggering Event, security interest, lien or other benefit received by or granted to such Noteholder or the Collateral Agent under the Collateral Documents shall be treated, as among the Noteholders, as having equal priority and shall at all times be shared by the Noteholders as provided in Section 3.6 of this Agreement regardless of any claim by any Person to the contrary (including, without limitation, any claim under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy, insolvency or other state or Federal law, common law or equitable cause). Each of the Noteholders hereby expressly waives any such claim vis-a-vis any other Noteholder.

         3.8. Property of Obligors. The Noteholders agree that all the provisions of this Agreement shall apply to any and all Properties, assets and rights of the Borrower or any other Obligor in which the Collateral Agent or any Noteholder at any time acquires a security interest, right of set-off or Lien securing the Indebtedness, whether pursuant to the Collateral Documents, the Note Purchase Agreement, any other document or instrument, or a judgment.

         3.9. Marshaling. The Collateral Agent shall not be required to marshal any present or future security for (including without limitation any Collateral described in any of the Collateral Documents), or guaranty of the obligations or any part or portion thereof, or to resort to such security or guaranty in any particular order and all of each of such Persons' rights in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that they lawfully may, each Noteholder agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay or impede the enforcement of the Noteholders' rights under the Collateral Documents or under any other instrument evidencing any of the Indebtedness under which any of the Indebtedness is outstanding or by which any of the Indebtedness is secured or guaranteed.

         3.10. Release of Collateral. The Collateral Agent may release its Liens in any portion of the Collateral only with the consent of the Requisite Noteholders; provided that, so long as at the time of such release and after giving effect thereto no Default or Event of Default shall exist under the Note Purchase Agreement, the Collateral Agent may, without the prior written consent of any Noteholder, release its Liens in all or any portion of the Collateral in connection with the sale or transfer of such assets if such sale or transfer is permitted under the terms of, and the proceeds of such sale or transfer are applied in accordance with the Note Purchase Agreement or the Security Agreement.

         3.11. Enforcement of Remedies. Subject to the terms of this Article III, the Requisite Noteholders shall determine in what manner and to what extent, any and all rights under the Collateral Documents shall be exercised by the Collateral Agent in respect of a Triggering Event, including, without limitation, whether all or any portion of the Collateral should be acquired or realized upon and, if it is determined that an acquisition should be made, whether such acquisition should be made by the acceptance of a deed in lieu of foreclosure or by purchase at a foreclosure sale or otherwise. The

Collateral Agent shall thereupon take such action as is approved or directed by the Requisite Noteholders.

         3.12. Voting in Bankruptcy. Each holder of Indebtedness shall be free to act independently on any issue not directly relating to the Collateral, including without limitation, matters relating to appointment of a trustee, conversion of a case, filing of claims, and plans of reorganization.

         3.13. Cooperation; Accountings. Each of the Noteholders will, upon the reasonable request of another Noteholder and the Collateral Agent, from time to time execute and deliver or cause to be executed and delivered such further instruments, and do and cause to be done such further acts as may be necessary or proper to carry out more effectively the provisions of this Agreement. The Noteholders agree to provide to each other and the Collateral Agent upon reasonable request a statement of all payments received in respect of Indebtedness.

         3.14. Emergency Actions. If the Collateral Agent has asked the Noteholders for instruction and if the Requisite Noteholders have not yet responded to such request, the Collateral Agent shall be authorized to take, but shall not be required to take and shall in no event have any liability for the taking or the failure to take, such actions (other than any action described or permitted under Section 3.10 hereof) with regard to a Triggering Event which the Collateral Agent, in good faith, believes to be reasonably required to promote and protect the interests of the Noteholders and to maximize both the value of the Collateral and the present value of the recovery by the Noteholders on the Indebtedness and shall give the Noteholders appropriate notice of such action; provided that once instructions with respect to such request have been received by the Collateral Agent from the Requisite Noteholders, the actions of the Collateral Agent shall thereafter be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto.

         3.15. Application of Insurance Proceeds. With respect to the proceeds of any casualty required to be paid to the Collateral Agent hereunder, if such proceeds are paid after the occurrence and during the continuance of an Event of Default, the Collateral Agent shall, pursuant to the instructions from the Requisite Noteholders, either disburse the proceeds to the Borrower for the purpose of repairing, replacing, and restoring the damaged collateral or retain the proceeds until a Triggering Event shall have occurred and be continuing and thereafter apply such proceeds as provided for in Sections 3.3 and 3.6 of this Agreement.

         3.16. Cooperation. To the extent that the exercise of the rights, powers and remedies of the Collateral Agent in accordance with this Agreement requires that any action be taken by any Noteholder, such Noteholder shall take such action and cooperate with the Collateral Agent to ensure that the rights, powers and remedies of all Noteholders are exercised in full.

                                  ARTICLE IV.

                              THE COLLATERAL AGENT

         4.1. Appointment and Powers of Collateral Agent. (a) The Noteholders hereby appoint the Collateral Agent as their agent hereunder (including as Collateral Agent, custodian, depositary and Securities Intermediary), and hereby authorizes the Collateral Agent to take such action on their behalf and to exercise such rights, remedies, powers and privileges hereunder as are specifically authorized to be exercised by the Collateral Agent by the terms hereof and as the Requisite Noteholders may from time to time direct in accordance with this Agreement, together with such rights, remedies, powers and privileges as are reasonably incidental thereto, and the Collateral Agent hereby accepts such appointment and authorization. The Collateral Agent may execute any of its powers and duties hereunder by or through its agents or third-party contractors appointed by it, the cost of any such persons to be at the expense of the Obligors. The Collateral Agent shall be entitled to retain outside counsel at the expense of the Obligors concerning all matters pertaining to the agencies hereby created or its duties hereunder, and shall not be liable for any action taken or omitted to be taken by it or its directors, officers, employees, agents or "control persons" within the meaning of the Securities Act of 1933, except in the case of proven gross negligence, fraud or willful misconduct of any of the foregoing Persons.

                  (b) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement as reasonably directed by the Requisite Noteholders in accordance with this Agreement. Subject to the duties of the Collateral Agent set forth herein, the Collateral Agent shall not be required or permitted to take any discretionary actions hereunder and may only act at the direction of the Requisite Noteholders, it being understood that the Collateral Agent's duties hereunder shall be wholly ministerial in nature. Nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein.

                  (c) Neither the Collateral Agent nor any of its directors, officers, employees, agents or "control persons" within the meaning of the Securities Act of 1933 shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except the Collateral Agent shall be liable for its or their own proven gross negligence, fraud or willful misconduct. The Collateral Agent shall not be responsible for the validity, effectiveness, value, sufficiency, perfection, priority or enforceability against the Obligors of this Agreement or any other Financing Document or any of the Collateral (or any part thereof); provided, however, that nothing contained in this sentence shall relieve the Collateral Agent of its responsibility to execute all reasonable directions given to it by the Requisite Noteholders in accordance with the terms and conditions hereof. The Collateral Agent shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons.

                  (d) The Obligors shall pay to the Collateral Agent from time to time such reasonable compensation as may be agreed upon by the Obligors and the Collateral Agent for all services rendered by the Collateral Agent. The Obligors hereby indemnify the Collateral Agent for any costs, expenses, liability, damage, claim or losses (including reasonable fees of counsel) suffered by the Collateral Agent in connection with the performance of its duties hereunder, unless such cost, expense, liability , damage, claim or loss arises form the Collateral Agent's proven gross negligence, fraud or willful misconduct.

                  (e) The Collateral Agent shall have no duty to see to any recording, filing or depositing of any document or any financing statement or continuation statement evidencing a security interest in the Collateral or to see to the maintenance of any such recording, filing, or depositing or to any re-recording, refiling, or redepositing of any thereof.

                  (f) No provision of this Agreement or any other Financing Document shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (g) The Collateral Agent shall not be deemed to have notice of any event of default unless an Officer of the Collateral Agent has actual knowledge thereof or unless written notice of any such event of default is received by the Collateral Agent at the mailing address of the Collateral Agent, and such notice references this Agreement or the other applicable Financing Documents.

         4.2. Custody of Collateral Documents. The Collateral Agent, including in its capacity as Securities Intermediary, as agent and custodian for the Noteholders shall maintain the Collateral Documents and Collateral delivered to it in its physical possession at all times during the term of this Agreement, subject to the instructions of the Requisite Noteholders. Except as set forth below, the Collateral Agent, including in its capacity as Securities Intermediary, shall have no responsibility for determining whether the documents and files delivered to it represent all of the Collateral Documents.

         4.3. Limitations on Responsibility of Collateral Agent. (a) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any other party's recitals, statements, representations or warranties contained herein or in any other Financing Document. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, or to the security afforded by this Agreement or any other Collateral Document, as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any other Collateral Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring or managing the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, subject to the immediately following sentence when the Collateral Agent or its agent or nominee has possession of the Collateral. The Collateral Agent shall have no duty to the Obligors or to the Noteholders as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to comply with the provisions hereof and to accord such of the Collateral as may be in the possession or control of the Collateral Agent or any of its agents or nominees substantially the same care as it accords its own assets and the duty to account for monies received and released by it or its agent or nominee.

                  (b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Obligors of any of the covenants or agreements contained herein or in the other Financing Documents to which it is a party. Neither the Collateral Agent nor any officer, director, employee, agent, "control person" within the meaning of the Securities Act of 1933 or representative thereof shall be personally liable for any action taken or omitted to be taken by any such Person in connection with this Agreement, except for its or such Person's own proven gross negligence, fraud or willful misconduct. Neither the Collateral Agent nor any officer, director, employee, agent, "control person" or representative thereof shall be personally liable for any action taken by it or any such Person with respect to the Collateral in accordance with any notice given by the Requisite Noteholders.

         4.4. Co-Collateral Agent or Separate Collateral Agent.

         At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any Collateral may at the time be located, the Requisite Noteholders and the Collateral Agent shall have power to appoint, and, upon the written request of the Collateral Agent, the Requisite Noteholders shall for such purpose join with the Collateral Agent in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Collateral Agent either to act as co-collateral agent, jointly with the Collateral Agent, of all or any part of the Collateral, or to act as separate collateral agent of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject o the other provisions of this Section.

         Should any written instrument from the Requisite Noteholders be required by any co-collateral agent or separate collateral agent so appointed for more fully confirming to such co-collateral agent or separate collateral agent such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Requisite Noteholders.

         Every co-collateral agent or separate collateral agent shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

         A. The rights, powers, duties and obligations hereby conferred or imposed upon the Collateral Agent in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Collateral Agent or by the Collateral Agent and such co-collateral agent or separate collateral agent jointly, as shall be provided in the instrument appointing such co-collateral agent or separate collateral agent, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Collateral Agent shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-collateral agent or separate collateral agent.

         B. The Collateral Agent at any time, by an instrument in writing executed by it, may accept the resignation of or remove any co-collateral agent or separate collateral agent appointed under this Section. Upon the written request of the Collateral Agent, the Requisite Noteholders shall join with the Collateral Agent in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-collateral agent or separate collateral agent so resigned or removed may be appointed in the manner provided in this Section.

         C. No co-collateral agent or separate collateral agent hereunder shall be personally liable by reasons of any act or omission of the Collateral Agent, or any other such Collateral Agent hereunder.

         4.5. Certain Rights of the Collateral Agent. If the Collateral Agent shall request instructions from the Noteholders with respect to any act or action (including the failure to act) in connection with this Agreement, the Indebtedness, the Collateral or the Collateral Documents, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until the Collateral Agent shall have received, subject to Section 3.2 of this Agreement, instructions from the Requisite Noteholders pursuant to the terms hereof; and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Noteholder shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting under this Agreement or the Collateral Documents in accordance with the written instructions given in accordance with this Agreement, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all the Noteholders. Except for action expressly required of the Collateral Agent pursuant to the terms hereof, the Collateral Agent shall be fully justified in failing or refusing to take any action hereunder or under the Collateral Documents unless it shall first be indemnified to its satisfaction by the Obligors or the Noteholders against any and all liability and expense which may be incurred by the Collateral Agent by reason of taking or continuing to take any such action.

         4.6. COLLATERAL AGENT'S REIMBURSEMENTS AND INDEMNIFICATION. TO THE EXTENT THE COLLATERAL AGENT IS NOT REIMBURSED BY THE OBLIGORS, THE NOTEHOLDERS HEREBY AGREE THAT EACH SUCH PERSON WILL REIMBURSE AND INDEMNIFY THE COLLATERAL AGENT, IN PROPORTION TO ITS RESPECTIVE PRO RATA SHARE, FOR AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES (INCLUDING REASONABLE COUNSEL FEES AND

DISBURSEMENTS) OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE COLLATERAL AGENT IN PERFORMING ITS DUTIES HEREUNDER OR OTHERWISE IN CONNECTION HEREWITH INCLUDING LOSSES OCCURRING FROM THE ORDINARY OR COMPARATIVE NEGLIGENCE OF THE COLLATERAL AGENT, IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT; PROVIDED THAT NO NOTEHOLDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING SOLELY FROM THE COLLATERAL AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. NOTWITHSTANDING ANY PROVISION IN THIS AGREEMENT OR ANY FINANCING DOCUMENT TO THE CONTRARY, THE TERMS OF THIS SECTION 4.6 AND SECTION
5.4 SHALL SURVIVE THE RESIGNATION OR REMOVAL OF THE COLLATERAL AGENT AND SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND EACH FINANCING DOCUMENT.

         4.7. The Collateral Agent in its Individual Capacity. With respect to any rights and obligations under the Note Purchase Agreement and Indebtedness that may be owned by it, the Collateral Agent shall have the same rights and powers hereunder as any other Noteholder and may exercise the same as though it were not performing the duties specified herein and the terms "Noteholders" or "Requisite Noteholders" or any similar terms shall, unless the context clearly otherwise indicates, include Wilmington Trust Company (or any successor Collateral Agent), in its individual capacity as and to the extent it is a holder of any Note, and not in its capacity as the Collateral Agent. The Collateral Agent may lend money to, and generally engage in any kind of lending, investing, financial advisory or other business with the Obligors or any affiliate of the Obligors as if it were not performing the duties specified herein, and may accept fees and other consideration from the Obligors for services in connection with this Agreement and otherwise without having to account for the same to the Noteholders.

         4.8. Successor Collateral Agent.

                  (a) The Collateral Agent may resign at any time by giving 60 days' prior written notice thereof to the Noteholders and the Obligors and may be removed at any time with or without cause by the Requisite Noteholders, which resignation or removal shall be effective upon the appointment of a successor to the Collateral Agent. Upon any such resignation or removal, the Requisite Noteholders shall have the right to appoint a successor Collateral Agent, which successor Collateral Agent must be an Eligible Agent. If within sixty (60) days after such resignation or removal no successor Collateral Agent shall have been so appointed, then the retiring Collateral Agent may, on behalf of the Noteholders, appoint a successor Collateral Agent, which successor Collateral Agent must be an Eligible Agent. Each of the Obligors agrees to, at its expense, promptly execute and deliver all further documents and instruments as are necessary to amend the Collateral Documents or otherwise perfect the security interest of the Collateral Agent in connection with the change in Collateral Agent.

                  (b) Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

         4.9. Independent Action. Each of the Noteholders hereby agrees that no Noteholder shall have any right individually to realize upon the Liens and security interests granted by the Collateral Documents or to otherwise enforce or exercise any remedy in respect of the Collateral Documents, it being understood and agreed that such remedies may be exercised only by the Collateral Agent for the ratable benefit of the Noteholders, and each of the Noteholders further agree that (a) no Noteholder shall individually institute any judicial action pertaining to the Collateral Documents or exercise any other remedy pertaining to the Collateral Documents, except with the consent of the Requisite Noteholders and (b) no Noteholder shall accept any guaranty of, or any other security for, the Indebtedness from any Obligor or any Affiliate thereof, except for the Guaranty Agreement contemplated by the Financing Documents, and except for any guaranty or security granted to the Collateral Agent for the benefit of all Noteholders. Notwithstanding the foregoing, nothing in this Section 4.7 shall prohibit the Noteholders from taking actions permitted under their respective loan documents which are also permitted by, or not inconsistent with the purposes and provisions of, this Agreement, including, without limitation, the imposition of a default rate, the acceleration of the obligations of the Borrower or the Guarantor owing to such Noteholder, enforcing their rights under the guaranty, and the filing of a proceeding with respect to any Noteholder's Note.

         4.10. Fees. The Obligors shall pay the fees of the Collateral Agent agreed to and accepted by the Company, which are set forth on Exhibit A.

                                   ARTICLE V.

                                  MISCELLANEOUS

         5.1. Notice of Actions. Each of the Noteholders agree to deliver to the Collateral Agent upon delivery to any Obligor, (a) a copy of any notice of default, notice of intent to accelerate or notice of acceleration with respect to the Indebtedness subject to this Agreement, (b) a copy of any notice of the commencement of any judicial proceeding and a copy of any other notice with respect to the exercise of remedies with respect to the Indebtedness subject to this Agreement and (c) a copy of any notice of transfer of the Notes. The Obligors shall send to the Collateral Agent promptly upon request and quarterly a copy of the Note register indicating any Note transfers, the current Noteholders and the principal amount of the Notes held by each Noteholder. The Collateral Agent agrees to send to the Noteholders a copy of any notice or other communication received by it from the other Person pursuant to clause (a) or (b) of this Section 5.1.

         5.2. Termination. The Agreement shall terminate upon written receipt by the Collateral Agent of evidence satisfactory to it of (a) the payment in full of the principal of and the premium, if any, and interest on all Indebtedness, and all fees and other amounts constituting Indebtedness, (b) the termination of the Collateral Documents pursuant to the terms of the Note Purchase Agreement,
(c) the termination of the Financing Documents and (d) the termination of this Agreement.

         5.3. Notices, Etc. All notices and other communications hereunder shall be given in writing and shall be given to such Person at its address or telecopy number as set forth on the signature pages hereof or such other address or telecopy number such Person may hereafter specify by notice to the Collateral Agent. Each notice or other communication shall be effective (a) if given by mail, upon receipt, (b) if given by telecopier during regular business hours, once such telecopy is transmitted to the telecopy number provided in writing to the Collateral Agent by the Noteholders and each Obligor, respectively, and so long as the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service or (c) if given by any other means, upon receipt; provided that notices to the Collateral Agent are not effective until received.

         5.4. PAYMENT OF EXPENSES, INDEMNITIES, ETC. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE OBLIGORS SHALL INDEMNIFY THE COLLATERAL AGENT AND THE NOTEHOLDERS IN ACCORDANCE WITH THE TERMS OF THE NOTE PURCHASE AGREEMENT AND COLLATERAL DOCUMENTS AND THE OBLIGORS HEREBY AGREE THAT ALL INDEMNITIES SET FORTH IN THE COLLATERAL DOCUMENTS SHALL ALSO RUN IN FAVOR OF THE COLLATERAL AGENT. IF AND TO THE EXTENT THAT THE OBLIGATIONS OF THE OBLIGORS UNDER THIS SECTION OR UNDER THE RESPECTIVE INDEMNITY PROVISIONS OF THE NOTE PURCHASE AGREEMENT OR THE COLLATERAL DOCUMENTS ARE UNENFORCEABLE FOR ANY REASON, THE OBLIGORS HEREBY AGREE TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF SUCH OBLIGATIONS WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. THE OBLIGORS' OBLIGATIONS UNDER THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND THE PAYMENT OF THE INDEBTEDNESS OR THE RESIGNATION OR REMOVAL OF THE COLLATERAL AGENT.

         5.5. Applicable Law. THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF AND THEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES MAY OTHERWISE APPLY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION, THE RIGHTS, DUTIES, IMMUNITIES, INDEMNITIES AND STANDARD OF CARE OF WILMINGTON TRUST COMPANY, INDIVIDUALLY, AND IN ITS CAPACITIES

AS COLLATERAL AGENT, CUSTODIAN, DEPOSITORY AND SECURITIES INTERMEDIARY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

         5.6. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         5.7. Severability. If any term or provision of this Agreement shall be determined to be illegal or unenforceable all other terms and provisions of this Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         5.8. Authority. The parties hereto represent and warrant that they have all requisite power to, and have been duly authorized to, enter into this Agreement.

         5.9. Conflict With Loan Documents. If there is a conflict between the terms and provisions relating to the Collateral contained in the Note Purchase Agreement, the Notes, any instrument evidencing the Indebtedness, or any Collateral Document and the terms and provisions contained herein, the terms and provisions contained in this Agreement shall control.

         5.10. Benefit of Agreement; Limitation on Assignment. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Collateral Agent and each Noteholder and their respective successors and assigns (including any note purchaser under any replacement facilities entered into in connection with a restructuring of the Indebtedness) and each such successor and assign (and note purchaser) shall have the benefit of their respective Pro Rata Shares of any Proceeds or Shared Proceeds held as cash collateral in accordance with Section 3.3(a). Any Noteholder may sell or assign any Note held by it which is outstanding on the date of this Agreement if such sale or assignment is permitted by, and completed in accordance with, the terms of the Note Purchase Agreement, provided that, no Noteholder shall assign, transfer or sell any portion of the Indebtedness, unless in connection with such assignment, transfer or sale, such assignee, transferee or purchaser shall first agree to be bound by the terms of this Agreement. Additionally, no Noteholder shall assign, transfer or sell any portion of the Indebtedness to the Borrower, any other Obligor, or any of their Affiliates unless the assignee or purchaser or such Indebtedness has also offered to assume or purchase (and is able to assume or purchase), as the case may be, the Indebtedness of each of the other Noteholders.

         5.11. Amendments, etc. (a) No amendment or waiver of any provision of this Agreement nor consent to any departure by any Person party hereto shall be effective unless the same shall be in writing and signed by the Collateral Agent, the Requisite Noteholders and the Borrower and (b) no amendment or waiver of any provision of any other Collateral Document nor consent to any departure by any Person party thereto shall be effective unless the same shall be in writing and signed by the Requisite Noteholders; provided that no amendment to the Collateral Documents which directly or indirectly narrows the description of the Collateral or the obligations being secured thereby, changes the priority of payments to the Noteholders or the Collateral Agent under the Collateral Documents or this Agreement or amends the definition of "Requisite Noteholders" may be made without the consent of all of the Noteholders, and in all such cases, each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         5.12. No Further Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of the date first above written.


                        BORROWER AND GUARANTOR:

                        Probex Fluids Recovery, Inc., a Delaware corporation


                        By: /s/ BRUCE A. HALL
                           ---------------------------------------------------
                        Name:  Bruce A. Hall
                        Title: Vice President

                        Address:   13355 Noel Road, Suite 1200
                                   Dallas, Texas 75240
                        Attention: Bruce Hall
                                      Telecopy No. 972/980-8545


                        Probex Corp., a Delaware corporation


                        By: /s/ BRUCE A. HALL
                           ---------------------------------------------------
                        Name:  Bruce A. Hall
                        Title: Senior Vice President & Chief Financial Officer

                        Address:   13355 Noel Road, Suite 1200
                                   Dallas, Texas  75240
                        Attention: Bruce Hall
                                      Telecopy No.  972/980-8545

THE NOTEHOLDERS:

               [Signatures of Noteholders Intentionally Omitted]

                        COLLATERAL AGENT:
                        WILMINGTON TRUST COMPANY




                        By: /s/ JOSEPH B. FEIL
                           -------------------------------------------------
                        Name:  Joseph B. Feil
                        Title: Senior Financial Services Officer

                        Address:   Wilmington Trust Company
                                   1100 North Market Street
                                   Rodney Square North
                                   Wilmington, DE 19890-0001
                        Attention: Corporate Trust Administration - Probex



                 [EXHIBITS AND SCHEDULES INTENTIONALLY OMITTED]